                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 1997, (97-4), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1997 to June 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1997.

                                        GREEN TREE FINANCIAL CORP.



                                        BY: /s/Phyllis A. Knight
                                            ---------------------------
                                            Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                   JUNE 1997



                                   CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                                   TRUST ACCOUNT  #80-5034600
                                   REMITTANCE DATE: 7/15/97

                                                    Total $          Per $1,000
                                                    Amount            Original
                                                    ------            --------

Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                               $3,624,989.92

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                             0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                          3,624,989.92

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate(5.7438%)         5.7438%
           b. Class A-1 Interest                       49,779.60     2.39325000
           c. Class A-2 Remittance Rate(6.22%)             6.22%
           d. Class A-2 Interest                      194,375.00     2.59166667
           e. Class A-3 Remittance Rate(6.45%)             6.45%
           f. Class A-3 Interest                      166,625.00     2.68750000
           g. Class A-4 Remittance Rate(6.65%)             6.65%
           h. Class A-4 Interest                      227,208.33     2.77083333
           i. Class A-5 Remittance Rate(6.88%)             6.88%
           j. Class A-5 Interest                      123,266.67     2.86666667
           k. Class A-6 Remittance Rate(7.03%              7.03%
           l. Class A-6 Interest                      158,760.83     2.92916667
           m. Class A-7 Remittance Rate (7.36%
              unless the Weighted Average
              Contract rate is less than 7.36%)            7.36%
           n. Class A-7 Interest                      322,000.00     3.06666667

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 2



                                 CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                                 TRUST ACCOUNT #80-5034600
                                 REMITTANCE DATE: 7/15/97


                                                     Total $       Per $1,000
                                                     Amount         Original
                                                     ------         --------
(3)  Amount applied to:
          a. Unpaid Class A Interest
                Shortfall                                   .00           .00

(4)  Remaining:
          a. Unpaid Class A Interest
                Shortfall                                   .00           .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                  2,144,370.32           N/A
          a. Scheduled Principal                     106,742.25           N/A
          b. Principal Prepayments                 1,170,542.50           N/A
          c. Liquidated Contracts                           .00           N/A
          d. Repurchases                                    .00           N/A
          e. Current Month Advanced Principal        867,085.57           N/A
          f. Prior Month Advanced Principal                 .00           N/A

     (6)  Pool Scheduled Principal Balance       518,722,715.25

     (6b) Adjusted Pool Principal Balance        517,855,629.68  941.55569033
     (6c) Pool Factor                                0.94155569

     (7)  Unpaid Class A Principal Shortfall
           (if any)following prior Remittance date          .00

     (8)  Class A Percentage for such Remittance
          Date                                           92.50%

     (9)  Class A Percentage for the following
          Remittance Date                                92.47%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 3



                                  CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                                  TRUST ACCOUNT #80-5034600
                                  REMITTANCE DATE: 7/15/97



     (10) Class A Principal Distribution:
          a. Class A-1                             2,144,370.32  103.09472692
          b. Class A-2                                      .00           .00
          c. Class A-3                                      .00           .00
          d. Class A-4                                      .00           .00
          e. Class A-5                                      .00           .00
          f. Class A-6                                      .00           .00

                                                     Total $      Per $1,000
                                                     Amount        Original
                                                     ------        --------
     (11) Class A-1 Principal Balance             18,655,629.68  896.90527308
     (11a)Class A-1 Pool Factor                       .89690527

     (12) Class A-2 Principal Balance             75,000,000.00  1000.0000000
     (12a)Class A-2 Pool Factor                      1.00000000

     (13) Class A-3 Principal Balance             62,000,000.00  1000.0000000
     (13a)Class A-3 Pool Factor                      1.00000000

     (14) Class A-4 Principal Balance             82,000,000.00  1000.0000000
     (14a)Class A-4 Pool Factor                      1.00000000

     (15) Class A-5 Principal Balance             43,000,000.00  1000.0000000
     (15a)Class A-5 Pool Factor                      1.00000000

     (16) Class A-6 Principal Balance             54,200,000.00  1000.0000000
     (16a)Class A-6 Pool Factor                      1.00000000

     (17) Class A-7 Principal Balance            105,000,000.00  1000.0000000
     (17a)Class A-7 Pool Factor                      1.00000000

     (18) Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.7438%, 6.22%, 6.45%, 6.65%, 6.88%, 7.03%, 7.36%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 4



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 7/15/97



C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

     (19)     31-59 days                     391,608.26               6

     (20)     60 days or more                        .00              0

     (21)     Current Month Repossessions            .00              0

     (22)     Repossession Inventory                 .00              0

     (23)     Weighted Average Contract Rate    10.00000


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in June 2001)

(24)  Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date   .00%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; June not exceed 3.5%)                              N/A%


(25)  Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date   .08%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; June not exceed 5.5%)                              N/A%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.7438%, 6.22%, 6.45%, 6.65%, 6.88%, 7.03%, 7.36%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 5



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 7/15/97



(26) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; June not exceed 5.5% from April 1, 2001 to
         Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
         2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
         and 9.5% thereafter)                                           0%


(27) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date         .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          June not exceed 2.25%)                                        0%

(28) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 23.25%)                                           7.50%

(29) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                   .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                             7.50%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                               JUNE 1997 - Page 6



                         CUSIP#'S   393505-UW0
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 7/15/97

                                                                         Total $          Per $1,000
                                                                          Amount           Original
                                                                        ----------       ------------

CLASS M1 CERTIFICATES
---------------------
(30)       Amount available (including Monthly
           Servicing Fee)                                               238,604.17

A.         Interest
(31)       Aggregate interest

           a.  Class M-1 Remittance Rate (7.22%,
               unless Weighted Average Contract
               Rate is below 7.22%)                                          7.22%


           b.  Class M-1 Interest                                       117,325.00          3.00833333

(32)       Amount applied to Class M-1 Interest
             Deficiency Amount                                                 .00                   0

(33)       Remaining unpaid Class M-1 Interest
             Deficiency Amount                                                 .00                   0

(34)       Amount Applied to:
           a.     Unpaid Class M-1 Interest Shortfall                          .00                   0

(35)       Remaining:
           a.     Unpaid Class M-1 Interest Shortfall                          .00                   0

B.         Principal
(36)       Formula Principal Distribution Amount                               .00                 N/A
           a.     Scheduled Principal                                          .00                 N/A
           b.     Principal Prepayments                                        .00                 N/A
           c.     Liquidated Contracts                                         .00                 N/A
           d.     Repurchases                                                  .00                 N/A

(37)       Class M-1 Principal Balance                               39,000,000.00       1000.00000000
(37a)      Class M-1 Pool Factor                                        1.00000000


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               JUNE 1997 - Page 7

                           CUSIP#'S   393505-UX8,UY6
                           TRUST ACCOUNT #80-5034600
                           REMITTANCE DATE: 7/15/97

(38)  Class M-1 Percentage for such Remittance
      Date                                                        .00%

                                                           Total $              Per $1,000
                                                           Amount                Original
                                                         ------------           ----------
(39)  Class M-1 Principal Distribution:
       a.  Class M-1 (current)                                    .00           0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                                   .00
(40)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date                  .00

(41)  Class M-1 Percentage for the following
      Remittance Date                                             .00%

Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                                       121,279.17

(2)   Class B-1 Remittance Rate (7.23% unless
      Weighted Average Contract Rate is below 7.23%)             7.23%

(3)   Aggregate Class B1 Interest                           62,660.00           3.01250000

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                       .00                  .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                          .00                  .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 8

                           CUSIP#'S   393505-UX8,UY6
                           TRUST ACCOUNT #80-5034600
                           REMITTANCE DATE: 7/15/97

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                           .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                           .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                    .00

(8a) Class B Percentage for such Remittance Date                  .00

                                                        Total $      Per $1,000
                                                         Amount       Original
                                                       ----------    ----------
(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                  .00

(10a) Class B1 Principal Shortfall                            .00

(10b) Unpaid Class B1 Principal Shortfall                     .00

(11)  Class B Principal Balance                     39,000,000.00

(12)  Class B1 Principal Balance                    20,800,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available                        58,619.17

(14)  Class B-2 Remittance Rate (7.73%
      unless Weighted Average Contract
      Rate is less than 7.73%)                               7.73%

(15)  Aggregate Class B2 Interest                       58,619.17    3.22083333

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 9



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 7/15/97


     (16) Amount applied to Unpaid Class
          B2 Interest Shortfall                             .00           .00

     (17) (Remaining Unpaid Class B2 Interest Shortfall     .00           .00

     (18) Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date          .00

     (19) Class B2 Principal Liquidation Loss Amount        .00

     (20) Class B2 Principal (zero until Class
          B1 paid down; thereafter, Class B
          Percentage of Formula Principal
          Distribution Amount)                              .00

     (21) Guarantee Payment                                 .00

     (22) Class B2 Principal Balance              18,200,000.00



                                                     Total $        Per $1,000
                                                      Amount         Original
                                                      ------         --------

     (23)Monthly Servicing Fee (Deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company or Green
         Tree Financial Corporation is not the
         Servicer; deducted from funds remaining
         after payment of Class A Distribution
         Amount, Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class
         B-2 Distribution Amount; if the Company
         or Green Tree Financial Corporation
         is the Servicer)                                   .00

     (24) 3% Guarantee                                      .00

     (25) Class C Residual Payment                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%, 7.73%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 10

                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 7/15/97



(26) Class M-1 Interest Deficiency on such
     Remittance Date                                          .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                          .00

(28) Repossessed Contracts                                    .00

(29) Repossessed Contracts Remaining
     in Inventory                                             .00